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                                                                   EXHIBIT 10.04

                  AMENDMENT TO ALLOS THERAPEUTICS, INC. AND CIT
             AMENDED AND RESTATED ALLOSTERIC MODIFIERS OF HEMOGLOBIN
                                    AGREEMENT

This agreement of Amendment (Amendment) is entered into as of March 12, 1996 by and between Allos Therapeutics, Inc. (Allos) and the Center for Innovative Technology (CIT), both corporations organized under the laws of the Commonwealth of Virginia.

1. Allos, formerly Hemotech Sciences, Inc., and CIT entered into an agreement on or about January 10, 1994, entitled Hemotech and CIT - Amended and Restated Allosteric Modifiers of Hemoglobin Agreement (hereinafter called the Agreement).

2. Allos and CIT wish to amend the Agreement as set forth in this Amendment in order to (1) modify Paragraph 8, Operations to be in Virginia, of the Agreement related to the location of Allos' headquarters and (2) the intent to negotiate a lease for space in the Virginia Biotechnology Park.

         2.1. The first sentence in Paragraph 8.0 of the Agreement, which reads "Hemotech shall locate its headquarters in Virginia," is hereby deleted and amended.

         2.2. Allos (Hemotech) agrees to immediately pursue discussions with the intent to negotiate a lease for space in the Virginia Biotechnology Research Park, subject to reasonable lease terms (eg., per square foot cost, amount of space, term of lease) and the occupancy of laboratory space by Dr. Donald Abraham's research group in the Biotechnology Park by December 31, 1996.

3.       All terms in this Amendment shall be as defined in the Agreement.

4. The Agreement or this Amendment may be altered only in writing signed by both parties.

ACCEPTED AND AGREED TO:

CENTER FOR INNOVATIVE TECHNOLOGY

By: /s/ ROBERT G. TEMPLIN, JR.                            3-12-96
   -------------------------------------          ------------------------------
   Robert G. Templin, Jr.                         Date
   President


ALLOS THERAPEUTICS, INC.

By: /s/ STEPHEN J. HOFFMAN                                3/12/96
   ---------------------------------              ------------------------------
   Stephen J. Hoffman, Ph.D., M.D.                Date
   President